UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2015

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 14, 2015, Genesis Energy, L.P. (the “Partnership”) issued a press release announcing the commencement of a cash tender offer for any and all of the $350,000,000 aggregate principal amount outstanding of the 7.875% senior notes due 2018 issued by the Partnership and Genesis Energy Finance Corporation, as co-issuer. The tender offer is subject to the terms and conditions set forth in the Offer to Purchase, dated May 14, 2015, and the related Letter of Transmittal and Notice of Guaranteed Delivery. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibits.

99.1	Press release of Genesis Energy, L.P. dated May 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P.
(a Delaware limited partnership)
	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: May 14, 2015	By:	/s/ ROBERT V. DEERE
Robert V. Deere
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of Genesis Energy, L.P. dated May 14, 2015.